SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 29, 1998


                             THE MORGAN GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


             1-13586                                    22-2902315
    (Commission File Number)                           (IRS Employer
                                                     Identification No.)

             2746 Old U.S. 20 West
             Elkhart, Indiana                           46514-1168
    (Address of principal executive offices)            (Zip Code)

                                 (219) 295-2200
                Registrant's telephone number, including zip code


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Item 5.   Other Events.

Registrant has issued a press release announcing the appointment of Edward Charleston as President and Chief Executive Officer of Morgan Drive Away, Inc. A copy of such press release is attached as Exhibit 99 and is incorporated herein by reference.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              THE MORGAN GROUP, INC.


July 29, 1998                                 By: /s/ Dennis R. Duerksen
                                                 -----------------------------
                                                 Dennis R. Duerksen
                                                 Chief Financial Officer